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                                CORPORATE BYLAWS

                                       OF

                            SOUTHWEST MORTGAGE CORP.

                            (a Delaware corporation)



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                                TABLE OF CONTENTS

                                CORPORATE BYLAWS
                                       OF
                            SOUTHWEST MORTGAGE CORP.
                            (a Delaware corporation)


                                                                            PAGE
                                                                            ----

ARTICLE 1         NAME AND OFFICES.............................................1
         1.1      Name.........................................................1
         1.2      Registered Office and Agent..................................1
                  (a)      Registered Office...................................1
                  (b)      Registered Agent....................................1
                  (c)      Change of Registered Office or Agent................1
         1.3      Other Offices................................................1

ARTICLE 2         STOCKHOLDERS.................................................2
         2.1      Place of Meetings............................................2
         2.2      Annual Meetings..............................................2
         2.3      Special Meetings.............................................2
         2.4      Record Date..................................................2
         2.5      Notice.......................................................3
         2.6      Voting List..................................................3
         2.7      Quorum.......................................................3
         2.8      Withdrawal of Quorum.........................................4
         2.9      Stockholder Proposals........................................4
         2.10     Nomination of Directors......................................6
         2.11     Requisite Vote...............................................8
         2.12     Voting at Meeting............................................8
                  (a)      Voting Power........................................8
                  (b)      Exercise of Voting Power; Proxies...................8
                  (c)      Election of Directors...............................9
         2.13     Conduct of Meetings..........................................9
         2.14     Inspectors of Elections......................................9
                  (a)      Appointment of Inspectors...........................9
                  (b)      Duties of Inspectors...............................10
                  (c)      Vote of Inspectors.................................10
                  (d)      Report of Inspectors...............................10
         2.15     Action Without Meetings.....................................10
         2.16     Record Date for Action Without Meetings.....................11
         2.17     Preemptive Rights...........................................11

ARTICLE 3         DIRECTORS...................................................12
         3.1      Management Powers...........................................12
         3.2      Number and Qualification....................................12



                                                      (i)

         3.3      Election and Term...........................................13
         3.4      Voting on Directors.........................................13
         3.5      Vacancies and New Directorships.............................13
         3.6      Removal and Resignation.....................................14
         3.7      Meetings....................................................14
                  (a)      Place..............................................14
                  (b)      Annual Meeting.....................................14
                  (c)      Regular Meetings...................................15
                  (d)      Special Meetings...................................15
                  (e)      Notice and Waiver of Notice........................15
                  (f)      Quorum.............................................15
                  (g)      Requisite Vote.....................................15
         3.8      Action Without Meetings.....................................15
         3.9      Committees..................................................15
                  (a)      Designation and Appointment........................16
                  (b)      Members; Alternate Members; Terms..................16
                  (c)      Authority..........................................16
                  (d)      Records............................................16
                  (e)      Change in Number...................................16
                  (f)      Vacancies..........................................16
                  (g)      Removal and Resignation............................16
                  (h)      Meetings...........................................16
                  (i)      Quorum.............................................16
                  (j)      Requisite Vote.....................................17
                  (k)      Compensation.......................................17
                  (l)      Action Without Meetings............................17
                  (m)      Combination of Board Committees....................17
         3.10     Presumption of Assent.......................................17
         3.11     Compensation................................................17
         3.12     Maintenance of Records......................................18
         3.13     Interested Directors and Officers...........................18
         3.14     Minutes.....................................................19
         3.15     Advisory Directors..........................................19

ARTICLE 4         NOTICES.....................................................20
         4.1      Method of Notice............................................20
         4.2      Waiver......................................................20
         4.3      Exception to Requirement of Notice..........................20

ARTICLE 5         OFFICERS AND AGENTS.........................................21
         5.1      Designation.................................................21
         5.2      Election of Officers........................................21
         5.3      Qualifications..............................................21
         5.4      Term of Office..............................................21
         5.5      Authority...................................................22
         5.6      Removal and Resignation.....................................22
         5.7      Vacancies...................................................22



                                                      (ii)

         5.8      Compensation................................................22
         5.9      Chairman of the Board.......................................22
         5.10     Vice Chairman...............................................23
         5.11     Chief Executive Officer.....................................23
         5.12     Chief Operating Officer.....................................24
         5.13     President...................................................24
         5.14     Vice Presidents.............................................24
         5.15     Secretary...................................................25
         5.16     Assistant Secretaries.......................................25
         5.17     Treasurer...................................................25
         5.18     Assistant Treasurers........................................27
         5.19     Bonds.......................................................27

ARTICLE 6         INDEMNIFICATION.............................................27
         6.1      Mandatory Indemnification...................................27
         6.2      Determination of Indemnification............................28
         6.3      Advancement of Expenses.....................................29
         6.4      Permissive Indemnification..................................29
         6.5      Nature of Indemnification...................................29
         6.6      Insurance...................................................30

ARTICLE 7         STOCK CERTIFICATES AND TRANSFER REGULATIONS.................31
         7.1      Description of Certificates.................................31
         7.2      Entitlement to Certificates.................................31
         7.3      Signatures..................................................32
         7.4      Issuance of Certificates....................................32
         7.5      Payment for Shares..........................................32
                  (a)      Consideration......................................32
                  (b)      Valuation..........................................32
                  (c)      Effect.............................................32
                  (d)      Allocation of Consideration........................33
         7.6      Subscriptions...............................................33
         7.7      Record Date.................................................33
         7.8      Registered Owners...........................................34
         7.9      Lost, Stolen or Destroyed Certificates......................34
                  (a)      Proof of Loss......................................34
                  (b)      Timely Request.....................................34
                  (c)      Bond...............................................34
                  (d)      Other Requirements.................................34
         7.10     Registration of Transfers...................................35
                  (a)      Endorsement........................................35
                  (b)      Guaranty and Effectiveness of Signature............35
                  (c)      Adverse Claims.....................................35
                  (d)      Collection of Taxes................................35
                  (e)      Additional Requirements Satisfied..................35
         7.11     Restrictions on Transfer and Legend's on Certificates.......35
                  (a)      Shares in Classes or Series........................35



                                                      (iii)

                  (b)      Restriction on Transfer............................36
                  (c)      Unregistered Securities............................36

ARTICLE 8         GENERAL PROVISIONS..........................................36
         8.1      Dividends...................................................36
                  (a)      Declaration and Payment............................36
                  (b)      Record Date........................................37
         8.2      Reserves....................................................37
         8.3      Books and Records...........................................37
         8.4      Annual Statement............................................37
         8.5      Contracts and Negotiable Instruments........................37
         8.6      Fiscal Year.................................................38
         8.7      Corporate Seal..............................................38
         8.8      Amendment of Bylaws.........................................38
         8.9      Construction................................................38
         8.10     Telephone Meetings..........................................39
         8.11     Table of Contents; Captions.................................39






















                                                      (iv)

                                CORPORATE BYLAWS

                                       OF

                            SOUTHWEST MORTGAGE CORP.
                            (a Delaware Corporation)



                                    ARTICLE 1

                                NAME AND OFFICES

         1.1 Name. The name of the Corporation is SOUTHWEST MORTGAGE CORP., hereinafter referred to as the "Corporation."

         1.2 Registered Office and Agent. The Corporation shall establish, designate and continuously maintain a registered office and agent in the State of Delaware, subject to the following provisions:

                  (a) Registered Office. The Corporation shall establish and continuously maintain in the State of Delaware a registered office which may be, but need not be, the same as its place of business.

                  (b) Registered Agent. The Corporation shall designate and continuously maintain in the State of Delaware a registered agent, which agent may be either an individual resident of the State of Delaware whose business office is identical with such registered office, or a domestic corporation or a foreign corporation authorized to transact business in the State of Delaware, having a business office identical with such registered office.

                  (c) Change of Registered Office or Agent. The Corporation may change its registered office or change its registered agent, or both, upon the filing in the Office of the Secretary of State of Delaware of a statement setting forth the facts required by law, and executed for the Corporation by its Chief Executive Officer, President, a Vice President or other duly authorized officer.


         1.3 Other Offices. The Corporation may also have offices at such other places within and without the State of Delaware as the Board of Directors may, from time to time, determine the business of the Corporation may require.





BYLAWS - Page 1

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                                    ARTICLE 2

                                  STOCKHOLDERS

         2.1 Place of Meetings. Each meeting of the stockholders of the Corporation is to be held at the principal offices of the Corporation or at such other place, either within or without the State of Delaware, as may be specified in the notice of the meeting or in a duly executed waiver of notice thereof.

         2.2 Annual Meetings. The annual meeting of the stockholders for the election of Directors and for the transaction of such other business as may properly come before the meeting shall be held at such date, time and place as may be designated each year by resolution of the Board of Directors; provided, however, that the failure to hold the annual meeting within the designated period of time or on the designated date shall not work a forfeiture or dissolution of the Corporation.

         2.3 Special Meetings. Special meetings of the stockholders, for any purpose or purposes, may be called by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President. The notice of a special meeting shall state the purpose or purposes of the proposed meeting and the business to be transacted at any such special meeting of stockholders, and shall be limited to the purposes stated in the notice therefor.

         2.4 Record Date.  As more  specifically  provided in Article 7, Section
7.7 hereof, the Board of Directors may fix in advance a record date for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be less than ten (10) nor more than sixty (60) days prior to such meeting. In the absence of any action by the Board of Directors fixing the record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice of the meeting is given, or, if notice is waived, at the close of business on the day before the meeting is held. .



BYLAWS - Page 2

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         2.5 Notice. Written or printed notice of the meeting stating the place, day and hour of the meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered in the manner set forth in Section 4.1 hereof not less than ten (10) nor more than sixty (60) days before the date of the meeting by or at the direction of the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the
President, or the Secretary, to each stockholder of record entitled to vote at such meeting as determined in accordance with the provisions of Section 2.4 hereof.

         2.6 Voting List. The officer or agent having charge and custody of the stock transfer books of the Corporation, shall prepare, at least ten (10) days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares having voting privileges registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of not less than ten (10) days prior to such meeting either at the principal office of the Corporation or at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder during the entire time of the meeting. The original stock ledger or transfer book, or a duplicate thereof, shall be prima facie evidence as to identity of the stockholders entitled to examine such list or stock ledger or transfer book and to vote at any such meeting of the stockholders. The failure to comply with the requirements of this Section shall not effect the validity of any action taken at said meeting.

         2.7 Quorum. The holders of a majority of the shares of the capital stock issued and outstanding and entitled to vote thereat, represented in person or by proxy, shall be requisite and shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Certificate of Incorporation or by these Bylaws. If, however, such quorum shall not be present or represented at any such meeting of the







BYLAWS - Page 3

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stockholders,  the stockholders entitled to vote thereat,  present in person, or represented by proxy, shall have the power to adjourn the meeting, from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such reconvened meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the reconvened meeting, a notice of said meeting shall be given to each stockholder entitled to vote at said meeting.

         2.8 Withdrawal of Quorum. If a quorum is present at the time of commencement of any meeting, the stockholders present at such duly convened meeting may continue to transact any business which may properly come before said meeting until adjournment thereof, notwithstanding the withdrawal from such meeting of sufficient holders of the shares of capital stock entitled to vote thereat to leave less than a quorum remaining.

         2.9 Stockholder Proposals. At any meeting of stockholders, there shall be conducted only such business as shall have been brought before the meeting
(a) by or at the direction of the Board of Directors or (b) by any stockholder of the Corporation who is a stockholder of record at the time of giving of the stockholder's notice provided for in this Section 2.9, who shall be entitled to vote at such meeting and who complies with the notice procedure set forth in this Section 2.9. For business to be properly brought before a meeting of stockholders by a stockholder, the stockholder shall have given timely notice thereof in writing to the Secretary of the Corporation. A stockholder's notice shall set forth as to each matter proposed to be brought before the meeting (i) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and, in the event that such business includes a proposal regarding the amendment of either the Certificate of Incorporation or Bylaws of the Corporation, the language of the proposed amendment, (ii) the name and address, as they appear on the
Corporation's books, of the stockholder proposing such business, (iii) a representation of the stockholder as to the class and number of shares of







BYLAWS - Page 4

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capital  stock  of  the  Corporation  that  are   beneficially   owned  by  such
stockholder, and the stockholder's intent to appear in person or by proxy at the meeting to propose such business; (iv) a list of the names and addresses of other beneficial owners of shares of the capital stock of the Corporation, if any, with whom such stockholder is acting in concert, and the number of shares of each class of capital stock of the Corporation beneficially owned by each such beneficial owner; (v) any material interest of such stockholder in such proposal or business, and (vi) if such proposal relates to a proposed change to the Corporation's Certificate of Incorporation or Bylaws, an opinion of counsel, which counsel and the form and substance of which opinion shall be reasonably satisfactory to the Board of Directors of the Corporation, to the effect that the Certificate of Incorporation or Bylaws resulting from the adoption of such proposal would not be in conflict with the laws of the State of Delaware. To be timely in connection with an annual meeting of stockholders, a stockholder's notice and other aforesaid items shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred eighty (180) days prior to the earlier of the date of the meeting or the corresponding date on which the immediately preceding year's annual meeting of stockholders was held. To be timely in connection with the voting on any such proposal at a special meeting of the stockholders, a stockholder's notice and other aforesaid items shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than forty (40) days nor more than sixty (60) days prior to the date of such meeting; provided, however, that in the event that less than fifty (50) days' notice or prior public disclosure of the date of the special meeting of the stockholders is given or made to the stockholders, such stockholder's notice and other aforesaid items to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of date of the meeting was mailed or such public disclosure was made. Within thirty (30) days (or such shorter period that may exist prior to the date of the meeting) after such stockholder shall have submitted the aforesaid items, the Secretary and the Board of Directors of the Corporation shall respectively determine whether the items to be ruled upon by them are reasonably satisfactory and shall notify such





BYLAWS - Page 5

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stockholder in writing of their respective  determinations.  If such stockholder fails to submit a required item in the form or within the time indicated, or if the Secretary of the Board of Directors of the Corporation determines that the items to be ruled upon by them are not reasonably satisfactory, then such proposal by such stockholder may not be voted upon by the stockholders of the Corporation at such meeting of stockholders. The chairman at each meeting of stockholders shall, if the facts warrant, determine and declare to the meeting that a proposal was not made in accordance with the procedure prescribed by these Bylaws, and if he should so determine, he shall so declare to the meeting and the defective proposal shall be disregarded. The requirements of this
Section 2.9 shall be in addition to or superceded by, as the case may be, any other requirement imposed by these Bylaws, by the Corporation's Certificate of Incorporation or the law.

         2.10 Nomination of Directors. Only persons who are nominated in accordance with the procedure set forth in this Section 2.10 shall be eligible for election as Directors. Nominations for the election of Directors may be made by the Board of Directors or by any stockholder of the Corporation (a "Nominator") entitled to vote in the election of Directors who complies with the notice and other procedures set forth in this Section 2.10. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made in writing pursuant to timely notice delivered to or mailed and received by the Secretary of the Corporation as set forth in this Section. To be timely in connection with an annual meeting of stockholders, a Nominator's notice, setting forth the name and address of the person to be nominated, shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than ninety (90) days nor more than on hundred eighty (180) days prior to the earlier of the date of the meeting or the corresponding date on which the immediately preceding year's annual meeting of stockholders was held. To be timely in connection with any election of a Director at a special meeting of the stockholders, a Nominator's notice, setting forth the name and address of the person to be nominated, shall be delivered to or mailed and received at the principal executive offices of the Corporation not later than the close of








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business on the tenth day  following the day on which such notice of date of the meeting was mailed or such public disclosure was made, whichever first occurs. At such time, the Nominator shall also submit written evidence, reasonably satisfactory to the Secretary of the Corporation, that the Nominator is a stockholder of the Corporation and shall identify in writing (i) the name and address of the Nominator, (ii) the number of shares of each class of capital stock of the Corporation of which the Nominator is the beneficial owner, (iii) the name and address of each of the persons with whom the Nominator is acting in concert, (iv) the number of shares of capital stock of which each such person with whom the Nominator is acting in concert is the beneficial owner pursuant to which the nomination or nominations are to be made, and (v) a description of all arrangement or understandings between the stockholder and each proposed nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder. At such time, the Nominator shall also submit in writing (i) the name, age, business address and residence address of such proposed nominee, (ii) the principal occupation or employment of such proposed nominee, (iii) the class and number of shares of the Corporation beneficially owned by such proposed nominee, (iv) such other information with respect to each such proposed nominee that would be required to be provided in a proxy statement prepared in accordance with Regulation 14A under the Securities Exchange Act of 1934, as amended, and (v) a notarized affidavit executed by each such proposed nominee to the effect that, if elected as a member of the Board of Directors, he will serve and that he is eligible for election as a member of the Board of Directors. Within thirty (30) days (or such shorter time period that may exist prior to the date of the meeting) after the Nominator has submitted the aforesaid items to the Secretary of the Corporation, the Secretary of the Corporation shall determine whether the evidence of the Nominator's status as a stockholder submitted by the Nominator is reasonably satisfactory and shall notify the Nominator in writing of his determination. If the Secretary of the Corporation finds that such evidence is not reasonably satisfactory, or if the Nominator fails to submit the requisite information in the form or within the time indicated, such nomination shall be ineffective for the election at the meeting at which such person is proposed to be nominated.



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The  chairman  at each  meeting of  stockholders  shall,  if the facts  warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the Bylaws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. The requirements of this Section 2.10 shall be in addition to or superceded by, as the case may be, any other requirements imposed by these Bylaws, by the Certificate of Incorporation or by law.

         2.11 Requisite Vote. With respect to any action to be taken by the stockholders as to any matter other than the election of Directors, the affirmative vote of the holders of a majority of the shares of capital stock entitled to vote on that matter and represented in person or by proxy at a meeting of stockholders at which a quorum is present shall be the act of the stockholders.

         2.12 Voting at Meeting. Voting at meetings of stockholders shall be conducted and exercised subject to the following procedures and regulations:

                  (a) Voting Power. In the exercise of voting power with respect to each matter properly submitted to a vote at any meeting of stockholders, each stockholder of the capital stock of the Corporation having voting power shall be entitled to one (1) vote for each such share held in his name on the books of the Corporation, except to the extent otherwise specified by the Certificate of Incorporation or Certificate of Designations pertaining to a series of preferred stock.

                  (b) Exercise of Voting Power; Proxies. Each stockholder entitled to vote at a meeting or to express consent or dissent to corporate action in writing without a meeting may vote either in person or authorize another person or persons to act for him by proxy duly appointed by instrument in writing subscribed by such stockholder or by his duly authorized attorney-in-fact; provided, however, no such appointment of proxy shall be valid, voted or acted upon after the expiration of three (3) years from the date of execution of such written instrument of appointment, unless otherwise stated therein. All proxies must indicate the number of shares subject to the proxy and must bear the date on which the proxy was executed by the stockholder. A telegram, telex, cablegram, or similar transmission by a stockholder, or a photographic, photostatic, facsimile, or similar reproduction of a writing executed by a stockholder, shall be treated as an execution in writing. A proxy shall be revocable unless expressly designated therein as irrevocable and coupled with an interest. Proxies coupled with an interest include the appointment as proxy of: (a) a pledgee; (b) a person who purchased or agreed to purchase or owns or holds an option to purchase the shares voted; (c) a creditor of the Corporation who extended its credit under terms requiring the appointment; (d) an employee of the Corporation whose employment contract requires the appointment; or (e) a party to a voting agreement created under Section 218 of the General Corporation Law of Delaware, as amended. Each proxy



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         shall be filed with the Secretary of the Corporation prior to or at the time of the meeting. Any vote may be taken by voice vote or by show of hands unless someone entitled to vote at the meeting objects, in which case written ballots shall be used.

                  (c) Election of Directors. In all elections of Directors cumulative voting shall be prohibited.

         2.13 Conduct of Meetings. The Board of Directors of the Corporation may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgement of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless to the extent determined by the Board of Directors or the chairman of the meetings, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

         2.14 Inspectors of Elections.

                  (a) Appointment of Inspectors. In advance of any meeting of stockholders, the Board of Directors may appoint any persons, other than nominees for office, as inspectors of election to act at that meeting or any adjournment of that meeting. If inspectors of election are not appointed, the chairman of any meeting may, and on the request of any stockholder or stockholder's proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one or three. If appointed at a meeting on the request of one or more





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         stockholders or proxies, the majority of shares present shall determine whether one or three inspectors are to be appointed. In case any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the Board of Directors in advance of the meeting, or at the meeting by the person acting as chairman.

                  (b) Duties of Inspectors. The inspectors of election shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies. The inspectors shall also receive votes, ballots, or consents, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes or consents, determine the result, and do such acts as may be proper to conduct the election or vote with fairness to all stockholders. The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability, and as expeditiously as is practical.

                  (c) Vote of Inspectors. If there are three inspectors of election the decision, act, or certificate of a majority is effective in all respects as the decision, act, or certificate of all.

                  (d) Report of  Inspectors.  On request of the  chairman of the meeting or of any stockholder or the stockholder's proxy, the inspectors shall make a report in writing of any challenge or question or matter determined by them and execute a certificate of any fact found by them. Any report or certificate made by them is prima facie evidence of the facts stated therein.

         2.15 Action Without Meetings. Any action permitted or required to be taken at a meeting of the stockholders of the Corporation may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of the outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and such written consent shall have the same force and effect as the requisite vote of the stockholders thereon. Any such executed written consent, or an executed counterpart thereof, shall be placed in the minute book of the Corporation. Every written consent shall bear the date of signature of each stockholder who signs the consent. No written consent shall be effective to take the action that is the subject of the consent unless, within sixty (60) days after the date of the earliest dated consent delivered to the Corporation in the manner required under Section 2.16 hereof, a consent or consents signed by the holders of the minimum number of shares of the capital stock issued and outstanding and entitled to vote on and approve the action that is the subject of the consent




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are delivered to the  Corporation.  Prompt notice of the taking of any action by stockholders without a meeting by less than unanimous written consent shall be given to those stockholders who did not consent in writing to the action.

         2.16 Record Date for Action Without Meetings. Unless a record date shall have previously been fixed or determined by the Board of Directors as provided in Section 2.4 hereof, whenever action by stockholders is proposed to be taken by consent in writing without a meeting of stockholders, the Board of Directors may fix a record date for the purpose of determining stockholders entitled to consent to that action, which record date shall not precede, and shall not be more than ten (10) days after, the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors and the prior action of the Board of Directors is not required by statute or the Certificate of Incorporation, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office, its principal place of business, or an officer or agent of the Corporation having custody of the books in which proceedings of meetings of stockholders are recorded. Delivery shall be by hand or by certified or registered mail, return receipt requested. Delivery to the Corporation's principal place of business shall be addressed to the President or principal executive officer of the Corporation. If no record date shall have been fixed by the Board of Directors and prior action of the Board of Directors is required by statute, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts a resolution taking such prior action.

         2.17 Preemptive Rights. No holder of shares of capital stock of the Corporation shall, as such holder, have any right to purchase or subscribe for any capital stock of any class which the Corporation may issue or sell, whether or not exchangeable for any capital stock of the Corporation of any class or








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classes,  whether issued out of unissued shares authorized by the Certificate of
Incorporation, as amended, or out of shares of capital stock of the Corporation acquired by it after the issue thereof; nor shall any holder of shares of capital stock of the Corporation, as such holder, have any right to purchase, acquire or subscribe for any securities which the Corporation may issue or sell whether or not convertible into or exchangeable for shares of capital stock of the Corporation of any class or classes, and whether or not any such securities have attached or appurtenant thereto warrants, options or other instruments which entitle the holders thereof to purchase, acquire or subscribe for shares of capital stock of any class or classes.

                                    ARTICLE 3

                                    DIRECTORS

         3.1 Management Powers. The powers of the Corporation shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, its Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders. The Board of Directors may, from time to time, delegate authority in connection with the day to day management of the business and affairs of the Corporation, as provided in these Bylaws, to the Officers of the Corporation and/or to such other persons, committees, or entities as the Board of Directors may deem necessary or desirable in order to effectuate the purposes of the Corporation. No such delegation of authority by the Board of Directors shall relieve it of its responsibilities or preclude it from exercising any authority required to meet its responsibilities for the conduct of the business and affairs of the Corporation, and the Board of Directors shall retain the right to rescind any such delegation of authority.

         3.2 Number and Qualification. The Board of Directors shall consist of not less than one (1) member nor more than fifteen (15) members; provided, however, the initial Board of Directors shall consist of one (1) member.











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Directors need not be residents of the State of Delaware nor stockholders of the
Corporation. Each Director shall qualify as a Director following election as such by agreeing to act or acting in such capacity. The number of Directors shall be fixed, and may be increased or decreased, from time to time by resolution of the Board of Directors without the necessity of a written amendment to the Bylaws of the Corporation; provided, however, no decrease shall have the effect of shortening the term of any incumbent Director.

         3.3 Election and Term. Members of the Board of Directors shall hold office until the annual meeting of the stockholders of the Corporation and until their successors shall have been elected and qualified. At the annual meeting of stockholders, the stockholders entitled to vote in an election of Directors shall elect Directors to hold office until the next succeeding annual meeting of the stockholders. Each Director shall hold office for the term for which he is elected, and until his successor shall be elected and qualified or until his death, resignation or removal, if earlier.

         3.4 Voting on Directors. Directors shall be elected by the vote of the holders of a plurality of the shares entitled to vote in the election of Directors and represented in person or by proxy at a meeting of stockholders at which a quorum is present. Cumulative voting in the election of Directors is expressly prohibited.

         3.5 Vacancies and New Directorships. Vacancies and newly created directorships resulting from any increase in the authorized number of Directors elected by all the stockholders having the right to vote as a single class may be filled by the affirmative vote of a majority of the Directors then in office, although less than a quorum, or by a sole remaining Director, or by the requisite vote of the stockholders at an annual meeting of the stockholders or at a special meeting of the stockholders called for that purpose, and the Directors so elected shall hold office until their successors are elected and qualified. If the holders of any class or classes of stock or series of stock of the Corporation are entitled to elect one or more Directors by the Certificate




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of  Incorporation  or  Certificate of  Designations  applicable to such class or series, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the Directors elected by such class or classes or series thereof then in office, or by a sole remaining Director so elected, and the Directors so elected shall hold office until the next election of the class for which such Directors shall have been chosen, and until their successors shall be elected and qualified. For purposes of these Bylaws, a "vacancy" shall be defined as an unfilled directorship arising by virtue of the death, resignation or removal of a Director theretofore duly elected to serve in such capacity in accordance with the relevant provisions of these Bylaws.

         3.6 Removal and Resignation. Any Director may be removed either for or without cause at any duly convened special or annual meeting of stockholders, by the affirmative vote of a majority in number of shares of the stockholders present in person or by proxy at any meeting and entitled to vote for the election of such Director, provided notice of intention to act upon such matter shall have been given in the notice calling such meeting. Any Director may resign at any time by submitting a resignation in writing to the Board of Directors or to the Chief Executive Officer of the Corporation. Any such resignation shall take effect upon receipt of such resignation if no date is specified in the resignation, or, if a later date is specified in the resignation, upon such later date. Unless otherwise specified in the resignation, the acceptance of such resignation shall not be necessary to make it effective. An ex-officio member of the Board of Directors shall automatically cease to serve in such capacity if such member shall cease to hold the position specified as the basis for such ex-officio membership.

         3.7 Meetings. The meetings of the Board of Directors shall be held and conducted subject to the following regulations:

                  (a)  Place.   Meetings  of  the  Board  of  Directors  of  the
         Corporation, annual, regular or special, are to be held at the principal office or place of business of the Corporation, or such other place, either within or without the State of Delaware, as may be specified in the respective notices, or waivers of notice, thereof.






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                  (b) Annual  Meeting.  The Board of  Directors  shall meet each year immediately after the annual meeting of the stockholders, at the place where such meeting of the stockholders has been held (either
         within  or  without  the  State  of  Delaware),   for  the  purpose  of
         organization, election of officers, appointment of members to the committees established by the Board of Directors, and consideration of any other business that may properly be brought before the meeting. No notice of any kind to either old or new members of the Board of Directors for such annual meeting shall be required.

                  (c) Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and at such place or places as shall from time to time be determined and designated by the Board.

                  (d) Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer or the President of the Corporation on notice of two
         (2) days to each Director either personally or by mail or by telegram, telex or facsimile transmission and delivery. Special meetings of the Board of Directors shall be called by the Chairman of the Board or the President or Secretary in like manner and on like notice on the written request of two (2) Directors.

                  (e) Notice and Waiver of Notice. Written notice of the meeting stating the place, day and hour of the meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called shall be delivered in the manner set forth in Section 4.1 hereof, not less than two (2) nor more than thirty (30) days before the date of the meeting by or at the direction of the Chairman of the Board, the Chief Executive Officer, the President or the Secretary of the Corporation to each Director of the Corporation. Attendance of a Director at any meeting shall constitute a waiver of notice of such meeting, except where a Director attends for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

                  (f) Quorum. At all meetings of the Board of Directors, a majority of the number of Directors shall constitute a quorum for the transaction of business, unless a greater number is required by law or by the Certificate of Incorporation. If a quorum shall not be present at any meeting of Directors, the Directors present thereat may adjourn the meeting, from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

                  (g) Requisite Vote. In the exercise of voting power with respect to each matter properly submitted to a vote at any meeting of the Board of Directors, each Director present at such meeting shall have one (1) vote. The act of a majority of the Directors present at any meeting at which a quorum is present shall be the act of the Board of Directors.

         3.8 Action Without Meetings. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted by law to be taken at any meeting of the Board of Directors, or any committee thereof, may be taken without a meeting, if prior to such action a written





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consent thereto is signed by all members of the Board or of such  committee,  as the case may be, and such written consent is filed in the minutes or proceedings of the Board of Directors or committee.

         3.9 Committees. Committees designated and appointed by the Board of Directors shall function subject to and in accordance with the following regulations and procedures:

                  (a) Designation and Appointment. The Board of Directors may, by resolution adopted by a majority of the entire Board, designate and appoint one or more committees under such name or names and for such purpose or function as may be deemed appropriate.

                  (b) Members; Alternate Members; Terms. Each committee thus designated and appointed shall consist of one or more of the Directors of the Corporation. The Board of Directors may designate one or more of its members as alternate members of any committee, who may, subject to any limitations imposed by the entire Board, replace absent or disqualified members at any meeting of that committee. The members or alternate members of any such committee shall serve at the pleasure of and subject to the discretion of the Board of Directors.

                  (c) Authority. Each Committee, to the extent provided in the resolution of the Board creating same, shall have and may exercise such of the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation as the Board of Directors may direct and delegate, except, however, those matters which are required by statute to be reserved unto or acted upon by the entire Board of Directors. Each committee shall investigate and report on matters within its jurisdiction. A committee shall have no power to act except as authorized by the Board of Directors or these Bylaws. The designation of a committee and the delegation of authority to it shall not relieve the Board of Directors or any individual Director of any responsibility imposed upon the Board or an individual Director by law.

                  (d) Records. Each such committee shall keep and maintain regular records or minutes of its meetings and report the same to the Board of Directors when required.

                  (e) Change in Number. The number of members or alternate members of any committee appointed by the Board of Directors, as herein provided, may be increased or decreased (but not below two) from time to time by appropriate resolution adopted by a majority of the entire Board of Directors.

                  (f) Vacancies. Vacancies in the membership of any committee designated and appointed hereunder shall be filled by the Board of Directors, at a regular or special meeting of the Board of Directors, in a manner consistent with the provisions of this Section 3.9.

                  (g) Removal and Resignation. Any member or alternate member of any committee appointed hereunder may be removed by the Board of Directors by the affirmative vote of a majority of the entire Board, whenever in its judgment the best interests of the Corporation will be served thereby. A member of any committee may resign at any time by submitting a resignation in writing to either the Chairman of the committee or to the Chief Executive Officer of the Corporation. Any



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         such resignation  shall take effect upon receipt of such resignation if no date is specified in the resignation, or, if a later date is specified in the resignation, upon such later date.

                  (h) Meetings. The time, place and notice (if any) of committee meetings shall be determined by the members of such committee.

                  (i) Quorum. At meetings of any committee appointed hereunder, a majority of the number of members designated by the Board of Directors shall constitute a quorum for the transaction of business. If a quorum is not present at a meeting of such committee, the members of such committee present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present.

                  (j) Requisite Vote. The act of a majority of the members and alternate members of the committee present at any meeting at which a quorum is present shall be the act of such committee, except as otherwise specifically provided by statute or by the Certificate of Incorporation or by these Bylaws.

                  (k) Compensation. Appropriate compensation for members and alternate members of any committee appointed pursuant to the authority hereof may be authorized by the action of a majority of the entire Board of Directors pursuant to the provisions of Section 3.11 hereof.

                  (l) Action Without Meetings. Any action required or permitted to be taken at a meeting of any committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all members of such committee. Such consent shall have the same force and effect as a unanimous vote at a meeting. The signed consent, or a signed copy, shall become a part of the record of such committee.

                  (m) Combination of Board Committees. If the Board of Directors determines that any one or more of the committees previously established by or otherwise designated should not exist, the Board of Directors may assign the functions of such committee to a new or existing committee or to the Board of Directors acting as a committee of the whole.


         3.10 Presumption of Assent. A Director of the Corporation who is present at a meeting of the Board of Directors, or at a committee thereof of which the Director is a member, at which action on any matter is taken shall be presumed to have assented to the action taken unless such Director votes against such action or abstains from voting because of an asserted conflict of interest and such vote against or abstention is noted in the minutes of the meeting.

         3.11 Compensation. By appropriate resolution of the Board of Directors, the Directors may be reimbursed their expenses, if any, of attendance at each meeting of the Board of Directors or any committee thereof of which the Director





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is a member and may be paid a fixed sum (as determined  from time to time by the vote of a majority of the Directors then in office) for attendance at each meeting of the Board of Directors or any committee thereof of which the Director is a member or a stated salary as Director. No such payment shall preclude any Director from serving the Corporation in another capacity and receiving compensation therefor. Members of special or standing committees may, by
appropriate   resolution  of  the  Board  of  Directors,   be  allowed   similar
reimbursement of expenses and compensation for attending committee meetings.

         3.12 Maintenance of Records. The Directors may keep the books and records of the Corporation, except such as are required by law to be kept within the State, outside the State of Delaware or at such place or places as they may, from time to time, determine.

         3.13   Interested   Directors  and  Officers.   No  contract  or  other
transaction between the Corporation and one or more of its Directors or officers, or between the Corporation and any firm of which one or more of its Directors or officers are members or employees, or in which they are interested, or between the Corporation and any corporation or association of which one or more of its Directors or officers are stockholders, members, directors, officers, or employees, or in which they are interested, shall be void or voidable solely for this reason, or solely because of the presence of such Director or Directors or officer or officers at the meeting of the Board of Directors of the Corporation, which acts upon, or in reference to, such contract, or transaction, if (a) the material facts of such relationship or interest shall be disclosed or known to the Board of Directors and the Board of Directors shall, nevertheless in good faith, authorize, approve and ratify such contract or transaction by a vote of a majority of the Directors present, such interested Director or Directors to be counted in determining whether a quorum is present, but not to be counted in calculating the majority of such quorum necessary to carry such vote; (b) the material facts of such relationship or interest as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by the vote of the stockholders; or (c) the






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contract  or  transaction  is  fair  to the  Corporation  as of the  time  it is authorized, approved or ratified by the Board of Directors, a committee thereof or the stockholders. The provisions of this Section shall not be construed to invalidate any contract or other transaction which would otherwise be valid under the common and statutory law applicable thereto.

         3.14 Minutes. Minutes shall be recorded of all meetings of the Board of Directors or any committee thereof. A copy of the minutes shall be distributed to all members of the Board of Directors, or the applicable committee thereof, as appropriate, for approval.

         3.15 Advisory Directors. The Board of Directors may appoint one or more Advisory Directors as it shall from time to time determine. Each Advisory
Director appointed shall hold office for the term for which such Advisory Director is appointed or until his or her earlier death, resignation, retirement or removal, with or without cause, as set forth in this Section 3.15. Each Advisory Director shall qualify as an Advisory Director following appointment as such by agreeing to act or acting in such capacity. An Advisory Director shall be entitled, but shall have no obligation, to attend and be present at the meetings of the Board of Directors, although a meeting of the Board of Directors may be held without notice to any Advisory Director and no Advisory Director shall be considered in determining whether a quorum of the Board of Directors is present. An Advisory Director shall serve only as advisors to the Board of Directors and as such shall advise and counsel the Board of Directors on the business and operations of the Corporation as requested from time to time by the Board of Directors; however, an Advisory Director shall not be entitled or permitted to vote on any matter presented to the Board of Directors or to bind the Corporation in any manner. Any Advisory Director may be removed by the Chairman of the Board or by the affirmative vote of a majority of the entire Board of Directors, whenever in their judgement the best interest of the Corporation will be served thereby. An Advisory Director, in consideration of such person serving as an Advisory Director, shall be entitled to receive from the Corporation such fees for attendance at meetings of the Board of Directors as the Board shall from time to time determine. In addition, an Advisory Director shall be entitled to receive from the Corporation reimbursement for the



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reasonable  expenses  incurred by such person in connection with the performance of such person's duties as an Advisory Director.


                                    ARTICLE 4

                                     NOTICES

         4.1 Method of Notice. Whenever under the provisions of the General Corporation Law of Delaware or of the Certificate of Incorporation or of these Bylaws, notice is required to be given to any Director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing and delivered personally, through the United States mail, by a recognized delivery service (such as Federal Express) or by means of telegram, telex or facsimile transmission, addressed to such Director or stockholder, at his address or telex or facsimile transmission number, as the case may be, as it appears on the records of the Corporation, with postage and fees thereon prepaid. Such notice shall be deemed to be given at the time when the same shall be deposited in the United States Mail or with an express delivery service or when transmitted by telegram, telex or facsimile transmission or personally delivered, as the case may be.

         4.2 Waiver. Whenever any notice is required to be given under the provisions of the General Corporation Law of Delaware or under the provisions of the Certificate of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Attendance by such person or persons, whether in person or by proxy, at any meeting requiring notice shall constitute a waiver of notice of such meeting, except where such person attends the meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

         4.3 Exception to Requirement of Notice. Any notice required to be given to any stockholder under any provision of the General Corporation Law of the State of Delaware, the Certificate of Incorporation or these Bylaws need not be



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given to the stockholder  if: (1) notice of two consecutive  annual meetings and all notices of meetings held during the period between those annual meetings, if any, or (2) all (but in no event less than two) payments (if sent by first class mail) of dividends or interest on securities during a twelve-month period have been mailed to that person, addressed at his address as shown on the records of the Corporation, and have been returned undeliverable. Any action or meeting taken or held without notice to such a person shall have the same force and effect as if the notice had been duly given and,if the action taken by the Corporation is reflected in any certificate filed with the Secretary of State, that certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to this Section. If such a person delivers to the Corporation a written notice setting forth his then current address, the requirement that notice be given to that person shall be reinstated.


                                    ARTICLE 5

                               OFFICERS AND AGENTS

         5.1 Designation. The officers of the Corporation shall be chosen by the Board of Directors and shall consist of the offices of:

         (a) President and Secretary; and

                  (b) Such other offices and officers (including a Chairman of the Board, Vice Chairman, Chief Executive Officer, Chief Operating Officer, one or more additional Vice Presidents and a Treasurer) and assistant officers and agents as the Board of Directors shall deem necessary.

         5.2 Election of Officers. Each officer designated in Section 5.1(a) hereof shall be elected by the Board of Directors on the expiration of the term of office of such officer, as herein provided, or whenever a vacancy exists in such office. Each officer or agent designated in Section 5.1(b) above may be elected by the Board of Directors at any meeting.

         5.3 Qualifications. No officer or agent need be a stockholder of the Corporation or a resident of Delaware. No officer or agent is required to be a Director, except the Chairman of the Board. Any two or more offices may be held by the same person.








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         5.4  Term  of  Office.  Unless  otherwise  specified  by the  Board  of
Directors at the time of election or appointment, or by the express provisions of an employment contract approved by the Board, the term of office of each officer and each agent shall expire on the date of the first meeting of the Board of Directors next following the annual meeting of stockholders each year. Each such officer or agent, unless elected or appointed to an additional term, shall serve until the expiration of the term of his office or, if earlier, his death, resignation or removal.

         5.5 Authority. Officers and agents shall have such authority and perform such duties in the management of the Corporation as are provided in these Bylaws or as may be determined by resolution of the Board of Directors not inconsistent with these Bylaws.

         5.6 Removal and Resignation. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors with or without cause by a majority of the Directors at any annual, regular or special meeting of the Board of Directors. Such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights. Any officer may resign at any time by submitting a resignation in writing to the Board of Directors or to the Chief Executive Officer of the Corporation. Any such resignation shall take effect upon receipt of such resignation if no date is specified in the resignation, or, if a later date is specified in the resignation, upon such later date. Unless otherwise specified in the resignation, the acceptance of such resignation shall not be necessary to make it effective.

         5.7 Vacancies. Any vacancy occurring in any office of the Corporation (by death, resignation, removal or otherwise) shall be filled by the Board of Directors. The new officer elected to fill the vacancy shall serve in such capacity until the unexpired term of the predecessor in office.

         5.8 Compensation. The compensation of all officers and agents of the Corporation shall be fixed from time to time by the Board of Directors.



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         5.9  Chairman of the Board.  If a Chairman of the Board is elected,  he shall be chosen from among the Directors. The Chairman of the Board shall have the power to call special meetings of the stockholders and of the Directors for any purpose or purposes, and he shall preside at all meetings of the Board of Directors, unless he shall be absent or unless he shall, at his election, designate the Vice Chairman, if one is elected, to preside in his stead. The Chairman of the Board shall submit a report as to the operations of the Corporation for the preceding fiscal year to the Board of Directors as soon as practicable in each year and, with the Chief Executive Officer, to the stockholders at or prior to each annual meeting of the stockholders, and the Chairman of the Board shall from time to time report to the Board of Directors matters within his knowledge which the interest of the Corporation may require to be so reported. The Chairman of the Board shall be an ex-officio member of all committees of the Board of Directors of which the Chairman is not an actual member. The Chairman of the Board shall advise and counsel the Chief Executive Officer and other officers of the Corporation and shall exercise such powers and perform such duties as shall be assigned to or required by him from time to time by the Board of Directors.

         5.10 Vice Chairman. The Vice Chairman, if one is elected, shall have the power to call special meetings of the stockholders and of the Directors for any purpose or purposes, and, in the absence of the Chairman of the Board, the Vice Chairman shall preside at all meetings of the Board of Directors unless he shall be absent. The Vice Chairman shall advise and counsel the other officers of the Corporation and shall exercise such powers and perform such duties as shall be assigned to or required of him from time to time by the Board of Directors.

         5.11 Chief Executive Officer. Subject to the supervision of the Board of Directors, the Chief Executive Officer, if one is elected, shall have general supervision, management, direction and control of the business and affairs of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The Chief Executive Officer shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise executed









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and except where the execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation. The Chief Executive Officer shall preside at all meetings of the stockholders and, in the absence of the Chairman of the Board and the Vice Chairman, at all meetings of the Board of Directors. The Chief Executive Officer shall be ex officio a member of the Executive Committee, if any, of the Board of Directors. The Chief Executive Officer shall have the general powers and duties of management usually vested in the office of chief executive officer of a corporation and shall perform such other duties and possess such other authority and powers as the Board of Directors may from time to time prescribe. The Chief Executive Officer shall have general supervision and direction of all other officers, agents and employees of the Corporation to see that their respective duties are properly performed. In the event no individual is elected to the office of Chief Operating Officer, the Chief Executive Officer shall have the powers and perform the duties of the Chief Operating Officer.

         5.12 Chief Operating Officer. Subject to the supervision of the Board of Directors, the Chief Operating Officer, if one is elected, shall have general supervision of the day to day operations of the Corporation. The Chief Operating Officer shall be ex officio a member of the Executive Committee, if any, of the Board of Directors. The Chief Operating Officer shall have the general powers and duties of management usually vested in the office of chief operating officer of a corporation and shall perform such other duties and possess such other authority and powers as the Board of Directors may from time to time prescribe.

         5.13 President. In the absence or disability of the Chief Executive Officer, the President shall perform all of the duties of the Chief Executive Officer and when so acting shall have all the powers and be subject to all the restrictions upon the Chief Executive Officer, including the power to sign all instruments and to take all actions which the Chief Executive Officer is authorized to perform by the Board of Directors or the Bylaws. The President shall have the general powers and duties usually vested in the office of president of a corporation and shall perform such other duties and possess such







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other  authority  and  powers  as the Board of  Directors  may from time to time prescribe or as the Chief Executive Officer may from time to time delegate.


         5.14 Vice Presidents. The Vice President, or if there shall be more than one, the Vice Presidents in the order determined by the majority vote of the Board of Directors, shall, in the prolonged absence or disability of the President, perform the duties and exercise the powers of the President and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe or as the Chief Executive Officer may from time to time delegate.

         5.15 Secretary. The Secretary shall be the custodian of and shall maintain the corporate books and records and shall record or see to the proper recording of all proceedings of the meetings of the stockholders and the Board of Directors of the Corporation in a book to be maintained for that purpose and shall perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, the Chairman of the Board, the Chief Executive Officer, or the President. The Secretary shall have custody of the corporate seal of the Corporation, and the Secretary, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature. The Secretary shall have the authority to sign stock certificates and shall perform all duties usually vested in the office of secretary of a corporation and shall perform such other duties and possess such other powers as the Board of Directors may from time to time prescribe or as the Chief Executive Officer may from time to time delegate.

         5.16 Assistant Secretaries. The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors, shall in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other







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duties and have such  other  powers as the Board of  Directors  may from time to time prescribe or as the Chief Executive Officer may from time to time delegate.

         5.17 Treasurer. The Treasurer shall be the chief accounting and financial officer of the Corporation and shall have active control of and shall be responsible for all matters pertaining to the accounts and finances of the Corporation. The Treasurer shall audit all payrolls and vouchers of the Corporation and shall direct the manner of certifying the same; shall supervise the manner of keeping all vouchers for payments by the Corporation and all other documents relating to such payments; shall receive, audit and consolidate all operating and financial statements of the Corporation and its various departments; shall have supervision of the books of account of the Corporation, their arrangement and classification; shall supervise the accounting and auditing practices of the Corporation and shall have charge of all matters relating to taxation. The Treasurer shall have the care and custody of all monies, funds and securities of the Corporation; shall deposit or cause to be deposited all such funds in and with such depositories as the Board of Directors shall from time to time direct or as shall be selected in accordance with procedures established by the Board of Directors; shall advise upon all terms of credit granted by the Corporation; shall be responsible for the collection of all its accounts and shall cause to be kept full and accurate accounts of all receipts and disbursements of the Corporation. The Treasurer shall have the power to endorse for deposit or collection or otherwise all checks, drafts, notes, bills of exchange and other commercial paper payable to the Corporation and to give proper receipts or discharges for all payments to the Corporation. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer (and Chairman of the Board, if one is elected) and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to











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the Corporation,  in case of his death, resignation,  retirement or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in his possession or under his control owned by the Corporation. The Treasurer shall perform such other duties and have such other authority and powers as the Board of Directors may from time to time prescribe or as the Chief Executive Officer may from time to time delegate.

         5.18 Assistant Treasurers. The Assistant Treasurer, or, if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe or as the Chief Executive Officer may from time to time delegate.

         5.19 Bonds. Any officer or employee of the Corporation shall, if required by the Board of Directors, furnish a bond for the faithful discharge of the duties held by such officer or employee in such form and amount and with such surety or sureties as is satisfactory to the Board of Directors.

                                    ARTICLE 6

                                 INDEMNIFICATION

         6.1 Mandatory Indemnification. Each person who was or is made a party or is threatened to be made a party, or who was or is a witness without being named a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding, and any inquiry or investigation that could lead to such an action, suit or proceeding (a "Proceeding"), by reason of the fact that such individual is or was a Director or officer of the Corporation, or while a Director or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, partnership, trust, employee benefit plan or other enterprise, shall be indemnified and held harmless by the Corporation from and against any judgments, penalties (including excise taxes), fines, amounts paid




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in settlement  and  reasonable  expenses  (including  court costs and attorneys'
fees) actually incurred by such person in connection with such Proceeding if it is determined that he acted in good faith and reasonably believed (i) in the case of conduct in his official capacity on behalf of the Corporation that his conduct was in the Corporation's best interests, (ii) in all other cases, that his conduct was not opposed to the best interests of the Corporation, and (iii) with respect to any Proceeding which is a criminal action, that he had no reasonable cause to believe his conduct was unlawful; provided, however, that in the event a determination is made that such person is liable to the Corporation or is found liable on the basis that personal benefit was improperly received by such person, the indemnification is limited to reasonable expenses actually incurred by such person in connection with the Proceeding and shall not be made in respect of any Proceeding in which such person shall have been found liable for willful or intentional misconduct in the performance of his duty to the Corporation. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself be determinative of whether the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any Proceeding which is a criminal action, had reasonable cause to believe that his conduct was unlawful. A person shall be deemed to have been found liable in respect of any claim, issue or matter only after the person shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom.

         6.2 Determination of Indemnification. Any indemnification under the foregoing Section 6.1 (unless ordered by a court of competent jurisdiction) shall be made by the Corporation only upon a determination that indemnification of such person is proper in the circumstances by virtue of the fact that it shall have been determined that such person has met the applicable standard of conduct. Such determination shall be made (1) by a majority vote of a quorum consisting of Directors who at the time of the vote are not named defendants or respondents in the Proceeding; (2) if such quorum cannot be obtained, by a majority vote of a committee of the Board of Directors, designated to act in the matter by a majority of all Directors, consisting of two or more Directors who








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at the  time  of the  vote  are  not  named  defendants  or  respondents  in the
Proceeding; (3) by special legal counsel (in a written opinion) selected by the Board of Directors or a committee of the Board by a vote as set forth in Subsection (1) or (2) of this Section, or, if such quorum cannot be established, by a majority vote of all Directors (in which Directors who are named defendants or respondents in the Proceeding may participate); or (4) by the stockholders of the Corporation in a vote that excludes the shares held by Directors who are named defendants or respondents in the Proceeding.

         6.3 Advancement of Expenses. Reasonable expenses, including court costs and attorneys' fees, incurred by a person who was or is a witness or who was or is named as a defendant or respondent in a Proceeding, by reason of the fact that such individual is or was a Director or officer of the Corporation, or while a Director or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, partnership, trust, employee benefit plan or other enterprise, shall be paid by the Corporation at reasonable intervals in advance of the final disposition of such Proceeding, and without the determination set forth in Section 6.2, upon receipt by the Corporation of a written affirmation by such person of his good faith belief that he has met the standard of conduct necessary for indemnification under this Article 6, and a written undertaking by or on behalf of such person to repay the amount paid or reimbursed by the Corporation if it is ultimately determined that he is not entitled to be indemnified by the Corporation as authorized in this Article 6. Such written undertaking shall be an unlimited obligation of such person and it may be accepted without reference to financial ability to make repayment.

         6.4 Permissive Indemnification. The Board of Directors of the Corporation may authorize the Corporation to indemnify employees or agents of the Corporation, and to advance the reasonable expenses of such persons, to the same extent, following the same determinations and upon the same conditions as are required for the indemnification of and advancement of expenses to Directors and officers of the Corporation.








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         6.5 Nature of  Indemnification.  The indemnification and advancement of expenses provided hereunder shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Certificate of
Incorporation,   these  Bylaws,   any  agreement,   vote  of   stockholders   or
disinterested Directors or otherwise, both as to actions taken in an official capacity and as to actions taken in any other capacity while holding such office, shall continue as to a person who has ceased to be a Director, officer, employee or agent of the Corporation and shall inure to the benefit of the heirs, executors and administrators of such person.

         6.6 Insurance. The Corporation shall have the power and authority to purchase and maintain insurance or another arrangement on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, against any liability, claim, damage, loss or risk asserted against such person and incurred by such person in any such capacity or arising out of the status of such person as such, irrespective of whether the Corporation would have the power to indemnify and hold such person harmless against such liability under the provisions hereof. If the insurance or other arrangement is with a person or entity that is not regularly engaged in the business of providing insurance coverage, the insurance or arrangement may provide for payment of a liability with respect to which the Corporation would not have the power to indemnify the person only if including coverage for the additional liability has been approved by the stockholders of the Corporation. Without limiting the power of the Corporation to procure or maintain any kind of insurance or other arrangement, the Corporation may, for the benefit of persons indemnified by the Corporation,
(1) create a trust fund; (2) establish any form of self-insurance; (3) secure its indemnity obligation by grant of a security interest or other lien on the assets of the Corporation; or (4) establish a letter of credit, guaranty, or surety arrangement. The insurance or other arrangement may be procured, maintained, or established within the Corporation or with any insurer or other










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person deemed appropriate by the Board of Directors regardless of whether all or part of the stock or other securities of the insurer or other person are owned in whole or part by the Corporation. In the absence of fraud, the judgment of the Board of Directors as to the terms and conditions of the insurance or other arrangement and the identity of the insurer or other person participating in the arrangement shall be conclusive and the insurance or arrangement shall not be voidable and shall not subject the Directors approving the insurance or arrangement to liability, on any ground, regardless of whether the Directors participating in the approval is a beneficiary of the insurance or arrangement.

                                    ARTICLE 7

                   STOCK CERTIFICATES AND TRANSFER REGULATIONS

         7.1 Description of Certificates. The shares of the capital stock of the Corporation shall be represented by certificates in the form approved by the Board of Directors and signed in the name of the Corporation by the Chairman of the Board, the Chief Executive Officer, the Chief Operating Officer, the President or a Vice President and the Secretary or an Assistant Secretary of the Corporation, and sealed with the seal of the Corporation or a facsimile thereof. Each certificate shall state on the face thereof the name of the Corporation and that it is organized under the laws of the Statue of Delaware, the name of the holder, the number and class of shares, the par value of shares covered thereby or a statement that such shares are without par value, and such other matters as are required by law. At such time as the Corporation may be authorized to issue shares of more than one class, every certificate shall set forth upon the face or back of such certificate a statement of the designations, preferences, limitations and relative rights of the shares of each class authorized to be issued, as required by the laws of the State of Delaware, or may state that the Corporation will furnish a copy of such statement without charge to the holder of such certificate upon receipt of a written request therefor from such holder.

         7.2 Entitlement to Certificates. Every holder of the capital stock in the Corporation shall be entitled to have a certificate signed in the name of the Corporation by the Chairman of the Board, the Chief Executive Officer, the




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Chief Operating Officer,  the President or a Vice President and the Secretary or
an Assistant Secretary of the Corporation, certifying the class of capital stock and the number of shares represented thereby as owned or held by such stockholder in the Corporation.

         7.3 Signatures. The signatures of the Chairman of the Board, the Chief Executive Officer, the Chief Operating Officer, the President, the Vice President, the Secretary or the Assistant Secretary upon a certificate may be facsimiles. In case any officer or officers who have signed, or whose facsimile signature or signatures have been placed upon any such certificate or certificates, shall cease to serve as such officer or officers of the Corporation, whether because of death, resignation, removal or otherwise, before such certificate or certificates are issued and delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered with the same effect as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to serve as such officer or officers of the Corporation.

         7.4 Issuance of Certificates. Certificates evidencing shares of its capital stock (both treasury and authorized but unissued) may be issued for such consideration (not less than par value, except for treasury shares which may be issued for such consideration) and to such persons as the Board of Directors may determine from time to time. Shares shall not be issued until the full amount of the consideration, fixed as provided by law, has been paid.

         7.5 Payment for Shares. Consideration for the issuance of shares shall be paid, valued and allocated as follows:

                  (a) Consideration. The consideration for the issuance of shares shall consist of any tangible or intangible benefit to the Corporation or other property of any kind or nature, including cash, promissory notes, services performed, contracts for services to be performed, or other securities of the Corporation.

                  (b) Valuation. In the absence of fraud in the transaction, the
         determination   of  the  Board  of   Directors   as  to  the  value  of
         consideration received shall be conclusive.




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                  (c) Effect. When consideration,  fixed as provided by law, has been paid, the shares shall be deemed to have been issued and shall be considered fully paid and nonassessable.

                  (d) Allocation of Consideration. The consideration received for shares shall be allocated by the Board of Directors, in accordance with law, between the stated capital and capital surplus accounts.


         7.6 Subscriptions. Unless otherwise provided in the subscription agreement, subscriptions of shares, whether made before or after organization of the Corporation, shall be paid in full in such installments and at such times as shall be determined by the Board of Directors. Any call made by the Board of Directors for payment on subscriptions shall be uniform as to all shares of the same class and series. In case of default in the payment of any installment or call when payment is due, the Corporation may proceed to collect the amount due in the same manner as any debt due to the Corporation.


         7.7 Record Date. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or any adjournment thereof, or entitled to receive a distribution by the Corporation (other than a distribution involving a purchase or redemption by the Corporation of any of its own shares) or a share dividend, or in order to make a determination of stockholders for any other proper purpose, the Board of Directors may fix a record date for any such determination of stockholders, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty
(60) days, and in the case of a meeting of stockholders, not less than ten (10) days prior to the date on which the particular action requiring such determination of stockholders is to be taken. If no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders, or stockholders entitled to receive a distribution (other than a distribution involving a purchase or redemption by the Corporation of any of its own shares) or a share dividend, the date before the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such distribution or share dividend is adopted, as the case may be, shall be the record date for such determination of stockholders. When a




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determination  of  stockholders  entitled to vote at any meeting of stockholders has been made as provided in this Section, such determination shall be applied to any adjournment thereof.

         7.8 Registered Owners. Prior to due presentment for registration of transfer of a certificate evidencing shares of the capital stock of the Corporation in the manner set forth in Section 7.10 hereof, the Corporation shall be entitled to recognize the person registered as the owner of such shares on its books (or the books of its duly appointed transfer agent, as the case may be) as the person exclusively entitled to vote, to receive notices and dividends with respect to, and otherwise exercise all rights and powers relative to such shares; and the Corporation shall not be bound or otherwise obligated to recognize any claim, direct or indirect, legal or equitable, to such shares by any other person, whether or not it shall have actual, express or other notice thereof, except as otherwise provided by the laws of Delaware.

         7.9 Lost, Stolen or Destroyed Certificates. The Corporation shall issue a new certificate in place of any certificate for shares previously issued if the registered owner of the certificate satisfies the following conditions:

                  (a)  Proof  of  Loss.   Submits   proof  in   affidavit   form
         satisfactory to the Corporation that such certificate has been lost, destroyed or wrongfully taken;

                  (b) Timely Request. Requests the issuance of a new certificate before the Corporation has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim;

                  (c) Bond. Gives a bond in such form, and with such surety or sureties, with fixed or open penalty, as the Corporation may direct, to indemnify the Corporation (and its transfer agent and registrar, if any) against any claim that may be made or otherwise asserted by virtue of the alleged loss, destruction, or theft of such certificate or certificates; and

                  (d)  Other   Requirements.   Satisfies  any  other  reasonable
         requirements imposed by the Corporation.


         In the event a certificate has been lost, apparently destroyed or wrongfully taken, and the registered owner of record fails to notify the Corporation within a reasonable time after he has notice of such loss, destruction, or wrongful taking, and the Corporation registers a transfer (in the manner hereinbelow set forth) of the shares represented by the certificate







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before receiving such notification,  such prior registered owner of record shall be precluded from making any claim against the Corporation for the transfer required hereunder or for a new certificate.

         7.10 Registration of Transfers. Subject to the provisions hereof, the Corporation shall register the transfer of a certificate evidencing shares of its capital stock presented to it for transfer if:

                  (a) Endorsement. Upon surrender of the certificate to the Corporation (or its transfer agent, as the case may be) for transfer, the certificate (or an appended stock power) is properly endorsed by the registered owner, or by his duly authorized legal representative or attorney-in-fact, with proper written evidence of the authority and appointment of such representative, if any, accompanying the certificate;

                  (b) Guaranty and Effectiveness of Signature. The signature of such registered owner or his legal representative or attorney-in-fact, as the case may be, has been guaranteed by a national banking association or member of the New York Stock Exchange, and reasonable assurance in a form satisfactory to the Corporation is given that such endorsements are genuine and effective;

                  (c) Adverse Claims. The Corporation has no notice of an adverse claim or has otherwise discharged any duty to inquire into such a claim;

                  (d) Collection of Taxes.  Any applicable law (local,  state or
         federal)   relating  to  the   collection  of  taxes  relative  to  the
         transaction has been complied with; and

                  (e) Additional Requirements Satisfied. Such additional conditions and documentation as the Corporation (or its transfer agent, as the case may be) shall reasonably require, including without limitation thereto, the delivery with the surrender of such stock certificate or certificates of proper evidence of succession, assignment or other authority to obtain transfer thereof, as the circumstances may require, and such legal opinions with reference to the requested transfer as shall be required by the Corporation (or its transfer agent) pursuant to the provisions of these Bylaws and applicable law, shall have been satisfied.


         7.11 Restrictions on Transfer and Legend's on Certificates.

                  (a) Shares in Classes or Series. If the Corporation is authorized to issue shares of more than one class, the certificate shall set forth, either on the face or back of the certificate, a full or summary statement of all of the designations, preferences, limitations, and relative rights of the shares of each such class and, if the Corporation is authorized to issue any preferred or special class in series, the variations in the relative rights and preferences of the shares of each such series so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series. In lieu of providing such a statement in full on the certificate, a statement on the face or back of the certificate may provide that the Corporation will furnish such information to any stockholder without








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charge  upon  written  request  to the  Corporation  at its  principal  place of business or registered office and that copies of the information are on file in the office of the Secretary of State.

                  (b) Restriction on Transfer. Any restrictions imposed by the Corporation on the sale or other disposition of its shares and on the transfer thereof must be copied at length or in summary form on the face, or so copied on the back and referred to on the face, of each certificate representing shares to which the restriction applies. The certificate may however state on the face or back that such a restriction exists pursuant to a specified document and that the Corporation will furnish a copy of the document to the holder of the certificate without charge upon written request to the Corporation at its principal place of business.

                  (c) Unregistered Securities. Any security of the Corporation, including, among others, any certificate evidencing shares of the capital stock of the Corporation or warrants to purchase shares of capital stock of the Corporation, which is issued to any person without registration under the Securities Act of 1933, as amended, or the Blue Sky laws of any state, shall not be transferable until the Corporation has been furnished with a legal opinion of counsel with reference thereto, satisfactory in form and content to the Corporation and its counsel, to the effect that such sale, transfer or pledge does not involve a violation of the Securities Act of 1933, as amended, or the Blue Sky laws of any state having jurisdiction. The certificate representing the security shall bear substantially the following legend:

             THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW BUT HAVE BEEN ACQUIRED FOR THE PRIVATE INVESTMENT OF THE HOLDER HEREOF AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNTIL EITHER (i) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) THE CORPORATION SHALL HAVE RECEIVED AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION AND ITS COUNSEL THAT REGISTRATION UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED OFFER, SALE OR TRANSFER.


                                    ARTICLE 8

                               GENERAL PROVISIONS

         8.1 Dividends. Subject to the provisions of the General Corporation Law of Delaware, as amended, and the Certificate of Incorporation, dividends of the Corporation shall be declared and paid pursuant to the following regulations:







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                  (a)  Declaration  and  Payment.  Dividends  on the  issued and outstanding shares of capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting and may be paid in cash, in property, or in shares of capital stock. Such declaration and payment shall be at the discretion of the Board of Directors.

                  (b) Record Date. The Board of Directors may fix in advance a record date for the purpose of determining stockholders entitled to receive payment of any dividend, such record date to be not more than sixty (60) days prior to the payment date of such dividend, or the Board of Directors may close the stock transfer books for such purpose for a period of not more than sixty (60) days prior to the payment date of such dividend. In the absence of action by the Board of Directors, the date upon which the Board of Directors adopt the resolution declaring such dividend shall be the record date.

         8.2 Reserves. There may be created by resolution of the Board of Directors out of the surplus of the Corporation such reserve or reserves as the Board of Directors from time to time, in its discretion, think proper to provide for contingencies, or to repair or maintain any property of the Corporation, or for such other purposes as the Board of Directors shall think beneficial to the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

         8.3 Books and Records. The Corporation shall maintain correct and complete books and records of account and shall prepare and maintain minutes of the proceedings of its stockholders, its Board of Directors and each committee of its Board of Directors. The Corporation shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of original issuance of shares issued by the Corporation and a record of each transfer of those shares that have been presented to the Corporation for registration or transfer. Such records shall contain the names and addresses of all past and present stockholders and the number and class of the shares issued by the Corporation held by each.

         8.4 Annual Statement. The Board of Directors shall present at or before each annual meeting of stockholders a full and clear statement of the business and financial condition of the Corporation, including a reasonably detailed balance sheet and income statement under current date.

         8.5 Contracts and Negotiable Instruments. Except as otherwise provided by law or these Bylaws, any contract or other instrument relative to the business of the Corporation may be executed and delivered in the name of the




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Corporation and on its behalf by the Chairman of the Board,  the Chief Executive
Officer, the Chief Operating Officer or the President of the Corporation. The Board of Directors may authorize any other officer or agent of the Corporation to enter into any contract or execute and deliver any contract in the name and on behalf of the Corporation, and such authority may be general or confined to specific instances as the Board of Directors may determine by resolution. All bills, notes, checks or other instruments for the payment of money shall be signed or countersigned by such officer, officers, agent or agents and in such manner as are permitted by these Bylaws and/or as, from time to time, may be prescribed by resolution of the Board of Directors. Unless authorized to do so by these Bylaws or by the Board of Directors, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement, or to pledge its credit, or to render it liable pecuniarily for any purpose or to any amount.

         8.6  Fiscal  Year.  The  fiscal  year  of  the  Corporation   shall  be
established by resolution of the Board of Directors.

         8.7 Corporate Seal. The Corporation seal shall be in such form as may be determined by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

         8.8 Amendment of Bylaws. These Bylaws may be altered, amended, or repealed and new Bylaws adopted at any meeting of the Board of Directors or stockholders at which a quorum is present, by the affirmative vote of a majority of the Directors or stockholders, as the case may be, present at such meeting, provided notice of the proposed alteration, amendment, or repeal be contained in the notice of such meeting.

         8.9 Construction. Whenever the context so requires herein, the masculine shall include the feminine and neuter, and the singular shall include the plural, and conversely. If any portion or provision of these Bylaws shall be held invalid or inoperative, then, so far as is reasonable and possible: (1) the




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remainder of these  Bylaws  shall be  considered  valid and  operative,  and (2)
effect shall be given to the intent manifested by the portion or provision held invalid or inoperative.

         8.10 Telephone Meetings. Stockholders, Directors or members of any committee may hold any meeting of such stockholders, Directors or committee by means of conference telephone or similar communications equipment which permits all persons participating in the meeting to hear each other and actions taken at such meetings shall have the same force and effect as if taken at a meeting at which persons were present and voting in person. The Secretary of the Corporation shall prepare a memorandum of the action taken at any such telephonic meeting.

         8.11 Table of Contents; Captions. The table of contents and captions used in these Bylaws have been inserted for administrative convenience only and do not constitute matter to be construed in interpretation.

         IN DUE CERTIFICATION WHEREOF, the undersigned, being the Secretary of SOUTHWEST MORTGAGE CORP., confirms the adoption and approval of the foregoing Bylaws, effective as of the 24th day of October, 2002.





                                              /s/ PAUL INTERRANTE
                                             ---------------------
                                             PAUL INTERRANTE,
                                             Secretary





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